UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2024

SKYWEST, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, No Par Value	SKYW	The Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Cerain Officers.

On May 7, 2024, SkyWest, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of SkyWest, Inc. 2019 Long-Term Incentive Plan (the “Restated Plan”), which amends and restates the existing SkyWest, Inc. 2019 Long-Term Incentive Plan (the “Existing Plan”) and authorizes an increase of 1,298,000 in the number of shares for issuance under the Restated Plan over the existing share reserve under the Existing Plan. The Restated Plan became effective on the date of the Annual Meeting.

Administration. The Restated Plan is administered by the Compensation Committee of the Board of Directors (the “Board”) of the Company, which may delegate its duties and authorities to a committee of one or more directors or officers of the Company, subject to certain limitations that may be imposed under Section 16 of the Securities Exchange Act of 1934, as amended, and/or stock exchange rules, as applicable. Notwithstanding the foregoing, the full Board of Directors will administer the Restated Plan with respect to awards to non-employee directors.

Awards. The Restated Plan authorizes the Compensation Committee to grant incentive stock options, non-qualified stock options, SARs, restricted stock, restricted stock units, other share-based awards, including grants of unrestricted stock, and performance awards, including annual and long-term cash performance awards. The Restated Plan authorizes the grant of awards to employees and consultants of the Company and its subsidiaries and to the Company’s non-employee directors. The sum of any cash compensation, or other compensation, and the value of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $500,000 (increased to $750,000 with respect to any non-employee director serving as Chairman of the Board or Lead Independent Director or in the fiscal year of a non-employee director’s initial service as a non-employee director).

Other Provisions. The Restated Plan also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The Board or the Compensation Committee may, from time to time, alter, amend, suspend or terminate the Restated Plan. The Restated Plan will continue until terminated by the Board or the Compensation Committee. No incentive stock options may be granted under the Restated Plan after the tenth anniversary of the date the Restated Plan was adopted by the Board.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 2: Amendement and Restatement of the SkyWest, Inc. 2019 Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2024 (the “Proxy Statement”). The Company’s executive officers and non-employee directors are eligible to participate in the Restated Plan. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2024, the Company held its Annual Meeting, at which the Company’s shareholders considered and voted on the items described below:

1.	The following persons were elected to serve as directors of the Company, each to serve until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, based upon the following votes:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Russell A. Childs	33,270,899	206,368	23,956	2,592,059
Smita Conjeevaram	32,506,463	961,726	33,034	2,592,059
Derek J. Leathers	33,386,764	87,625	26,834	2,592,059
Meredith S. Madden	33,128,327	349,922	22,974	2,592,059
Ronald J. Mittelstaedt	32,365,028	1,112,718	23,477	2,592,059
Keith E. Smith	32,439,657	1,035,161	26,405	2,592,059
James L. Welch	29,227,939	4,252,304	20,980	2,592,059

2.	The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following votes:

Votes for approval	32,838,259
Votes against	636,985
Abstentions	25,979
Broker Non-Votes	2,592,059

3.	The Company’s shareholders approved the Restated Plan, based upon the following votes:

Votes for approval	31,598,502
Votes against	1,843,544
Abstentions	59,177
Broker Non-Votes	2,592,059

4.	The Company’s shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024, based upon the following votes:

Votes for approval	35,318,459
Votes against	754,438
Abstentions	20,385

5.	The Company’s shareholders did not approve the shareholder proposal described in the Company’s Proxy Statement, based upon the following votes:

Votes for approval	8,577,141
Votes against	24,742,806
Abstentions	181,276
Broker Non-Votes	2,592,059

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title of Document

10.1

SkyWest, Inc. 2019 Long-Term Incentive Plan (as amended and restated May 7, 2024), which is incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 26, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Dated: May 9, 2024	By	/s/ Eric J. Woodward
Eric J. Woodward, Chief Accounting Officer